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                                                                EXHIBIT 10.11(b)


                             FIRST AMENDMENT TO THE
                                INTERLAND, INC.
                              STOCK INCENTIVE PLAN


         THIS AMENDMENT is made as of the 1st day of December, 1999, by Interland, Inc., a Georgia corporation (the "Company");

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Company established the Interland, Inc. Stock Incentive Plan (the "Plan") effective August 26, 1999; and

         WHEREAS, Article 13 of the Plan permits the Board of Directors of the Company, upon receiving approval of the Shareholders, to amend the Plan; and

         WHEREAS, the Board of Directors and Shareholders of the Company desire to amend the Plan to increase the total number of Shares which may be granted or awarded under the Plan.

         NOW, THEREFORE, for and in consideration of the foregoing premises, and other good and valuable consideration, the Plan is amended as follows:

1. Section 4.1 is hereby amended by deleting the number "4,000,000" and replacing it with the number "4,500,000."

2. This First Amendment shall be effective as of the date first above written. Except as hereby amended, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned does hereby execute this First Amendment to the Plan as of the date first above written.


                                    INTERLAND, INC.

                                    By:/s/ Kenneth Gavranovic
                                       ------------------------------
                                       Kenneth Gavranovic, President